________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 24, 2007

GSR Mortgage Loan Trust 2007-AR2
(Exact Name of Issuing Entity)

GS Mortgage Securities Corp.
(Exact Name of Depositor as Specified in its Charter)

GS Mortgage Securities Corp.
(Exact Name of Registrant as Specified in its Charter)

Goldman Sachs Mortgage Company
(Exact Name of Sponsor as Specified in its Charter)

Delaware	333-139817	13-3387389
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street New York, New York		10004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

                                                            None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Registrant registered offerings of Mortgage Pass-Through Certificates, Series 2007-AR2 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-139817) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant offered $1,315,694,200 aggregate principal amount of the Class 1A1, Class 1A2, Class 2A1, Class 2A2, Class 3A1, Class 3A2, Class 4A1, Class 4A2, Class 5A1A, Class 5A1B, Class 5A2, Class 6A1, Class 6A2, Class B1, Class B2, Class B3, Class R and Class RC Certificates (the “Publicly Offered Certificates”) on May 24, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated February 13, 2007, as supplemented by the Prospectus Supplement dated May 23, 2007, to file a copy of the Master Servicing and Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Publicly Offered Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Publicly Offered Certificates were issued pursuant to a Master Servicing and Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.5.1, dated as of May 1, 2007, among GS Mortgage Securities Corp., as depositor (in such capacity, the “Depositor”), Wells Fargo Bank, N.A., as securities administrator and master servicer and a custodian, and Deutsche Bank National Trust Company, as trustee (in such capacity, the “Trustee”) and a custodian, which incorporates by reference the Standard Terms to Master Servicing and Trust Agreement, May 2007 Edition (the “Standard Terms”), attached hereto as Exhibit 4.5.2. The “Certificates” consist of the Publicly Offered Certificates and the Class B4, Class B5 and Class B6 Certificates. The Certificates evidence all of the beneficial ownership interest in a trust fund that consists primarily of a pool of certain conventional, hybrid, adjustable rate, residential mortgage loans with an aggregate outstanding principal balance of approximately $1,327,643,250 as of May 1, 2007, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement and the Standard Terms.

Sales of Securities and Use of Proceeds.

On May 24, 2007, the following classes of certificates in the following amounts were sold by the registrant to affiliates of the registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal Balance
Class B4	$5,310,000
Class B5	$3,983,000
Class B6	$2,656,049

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

4.5.1
Master Servicing and Trust Agreement dated as of May 1, 2007, among GS Mortgage Securities Corp., as depositor (“GSMC” or the “Depositor”), Wells Fargo Bank, N.A. as securities administrator, master servicer (in such capacity, the “Master Servicer”) and a custodian and Deutsche Bank National Trust Company, as Trustee and a custodian

4.5.2	Standard Terms to Master Servicing and Trust Agreement (May 2007 Edition)

4.6	Form of Publicly Offered Certificates

99.1	Master Mortgage Loan Purchase Agreement dated as of July 1, 2004 between GSMC, as purchaser, and Countrywide Home Loans, Inc. (“Countrywide”), as seller

99.2	Servicing Agreement dated as of July 1, 2004, between GSMC, as purchaser, and Countrywide Home Loans Servicing LP (“Countrywide Servicing”), as servicer

99.3	Amendment Reg AB dated as of January 1, 2006, to the Master Mortgage Loan Purchase Agreement and the Servicing Agreement each dated as of July 1, 2004 between GSMC, as purchaser, and Countrywide

99.4	Amended and Restated Servicing Agreement dated as of November 1, 2005 between GSMC, as purchaser, and IndyMac Bank, F.S.B., as servicer (“IndyMac”)

99.5	Amended and Restated Mortgage Loan Purchase Agreement dated as of March 1, 2006, between GSMC and IndyMac, as seller

99.6	Amendment No. 1 to the Amended and Restated Mortgage Loan Purchase Agreement dated as of June 1, 2006, between GSMC and IndyMac, as seller

99.7
Second Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement dated as of May 1, 2006 between GSMC and PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation) (“PHH”)

99.8	Amendment No. 1 to Second Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement dated August 1, 2006 between GSMC and PHH

99.9	Amendment No. 2 to Second Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement dated September 1, 2006 between GSMC and PHH

99.10	Amended and Restated Master Seller’s Warranties and Servicing Agreement dated as of March 1, 2006 between GSMC and Wells Fargo Bank, N.A. (“Wells Fargo”)

99.11	Assignment and Conveyance Agreement (6601-6602) dated September 12, 2006 between GSMC and Wells Fargo

99.12	Second Amended and Restated Master Mortgage Loan Purchase Agreement dated as of May 1, 2006, between Bank of America and Wells Fargo

99.13	Second Amended and Restated Master Seller’s Warranties and Servicing Agreement dated as of May 1, 2006, between Bank of America and Wells Fargo

99.14	Assignment and Conveyance Agreement (WFHM 2006-W38) dated June 27, 2006 between Bank of America and Wells Fargo

99.15	Second Amended and Restated Master Seller’s Warranties and Servicing Agreement dated as of November 1, 2005, between Wells Fargo and GSMC

99.16	Assignment, Assumption and Recognition Agreement dated as of May 1, 2007, by and among GSMC, the Depositor and Countrywide Servicing, as servicer

99.17	Assignment, Assumption and Recognition Agreement dated as of May 1, 2007, by and among GSMC, the Depositor and Countrywide, as seller

99.18
Assignment, Assumption and Recognition Agreement dated as of May 1, 2007, by and among the Depositor, the Trustee, Countrywide, as seller, and Countrywide Servicing, as servicer, and as acknowledged by the Master Servicer

99.19	Assignment, Assumption and Recognition Agreement dated as of May 1, 2007, among the Depositor, GSMC and IndyMac, F.S.B., as servicer.

99.20	Assignment, Assumption and Recognition Agreement dated as of May 1, 2007, among the Depositor, the Trustee and IndyMac, as servicer and as acknowledged by the Master Servicer

99.21	Assignment, Assumption and Recognition Agreement dated as of May 1, 2007, among the Depositor, GSMC and PHH, as seller and servicer.

99.22	Assignment, Assumption and Recognition Agreement dated as of May 1, 2007, among the Depositor, the Trustee and PHH, as servicer and as acknowledged by the Master Servicer

99.23	Assignment, Assumption and Recognition Agreement dated as of May 1, 2007, among the Depositor, GSMC and Wells Fargo, as servicer.

99.24	Assignment, Assumption and Recognition Agreement dated as of May 1, 2007, among the Depositor, the Trustee and Wells Fargo, as servicer and as acknowledged by the Master Servicer

99.25	Assignment, Assumption and Recognition Agreement dated May 1, 2007, among GSMC, the Trustee and Wells Fargo, as servicer regarding the Bank of America loans

99.26	Assignment, Assumption and Recognition Agreement dated May 1, 2007, among the Depositor, GSMC and Wells Fargo, as servicer regarding the Bank of America loans

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By:	/s/ Greg A. Finck
Name: Greg A. Finck Title: Managing Director

Dated: June 8, 2007

EXHIBIT INDEX

Exhibit No.	Description

4.5.1
Master Servicing and Trust Agreement dated as of May 1, 2007, among GS Mortgage Securities Corp., as depositor (“GSMC” or the “Depositor”), Wells Fargo Bank, N.A. as securities administrator, master servicer (in such capacity, the “Master Servicer”) and a custodian and Deutsche Bank National Trust Company, as Trustee and a custodian

4.5.2	Standard Terms to Master Servicing and Trust Agreement (May 2007 Edition)

4.6	Form of Publicly Offered Certificates

99.1	Master Mortgage Loan Purchase Agreement dated as of July 1, 2004 between GSMC, as purchaser, and Countrywide Home Loans, Inc. (“Countrywide”), as seller

99.2	Servicing Agreement dated as of July 1, 2004, between GSMC, as purchaser, and Countrywide Home Loans Servicing LP (“Countrywide Servicing”), as servicer

99.3	Amendment Reg AB dated as of January 1, 2006, to the Master Mortgage Loan Purchase Agreement and the Servicing Agreement each dated as of July 1, 2004 between GSMC, as purchaser, and Countrywide

99.4	Amended and Restated Servicing Agreement dated as of November 1, 2005 between GSMC, as purchaser, and IndyMac Bank, F.S.B., as servicer (“IndyMac”)

99.5	Amended and Restated Mortgage Loan Purchase Agreement dated as of March 1, 2006, between GSMC and IndyMac, as seller

99.6	Amendment No. 1 to the Amended and Restated Mortgage Loan Purchase Agreement dated as of June 1, 2006, between GSMC and IndyMac, as seller

99.7
Second Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement dated as of May 1, 2006 between GSMC and PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation) (“PHH”)

99.8	Amendment No. 1 to Second Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement dated August 1, 2006 between GSMC and PHH

99.9	Amendment No. 2 to Second Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement dated September 1, 2006 between GSMC and PHH

99.10	Amended and Restated Master Seller’s Warranties and Servicing Agreement dated as of March 1, 2006 between GSMC and Wells Fargo Bank, N.A. (“Wells Fargo”)

99.11	Assignment and Conveyance Agreement (6601-6602) dated September 12, 2006 between GSMC and Wells Fargo

99.12	Second Amended and Restated Master Mortgage Loan Purchase Agreement dated as of May 1, 2006, between Bank of America and Wells Fargo

99.13	Second Amended and Restated Master Seller’s Warranties and Servicing Agreement dated as of May 1, 2006, between Bank of America and Wells Fargo

99.14	Assignment and Conveyance Agreement (WFHM 2006-W38) dated June 27, 2006 between Bank of America and Wells Fargo

99.15	Second Amended and Restated Master Seller’s Warranties and Servicing Agreement dated as of November 1, 2005, between Wells Fargo and GSMC

99.16	Assignment, Assumption and Recognition Agreement dated as of May 1, 2007, by and among GSMC, the Depositor and Countrywide Servicing, as servicer

99.17	Assignment, Assumption and Recognition Agreement dated as of May 1, 2007, by and among GSMC, the Depositor and Countrywide, as seller

99.18
Assignment, Assumption and Recognition Agreement dated as of May 1, 2007, by and among the Depositor, the Trustee, Countrywide, as seller, and Countrywide Servicing, as servicer, and as acknowledged by the Master Servicer

99.19	Assignment, Assumption and Recognition Agreement dated as of May 1, 2007, among the Depositor, GSMC and IndyMac, F.S.B., as servicer.

99.20	Assignment, Assumption and Recognition Agreement dated as of May 1, 2007, among the Depositor, the Trustee and IndyMac, as servicer and as acknowledged by the Master Servicer

99.21	Assignment, Assumption and Recognition Agreement dated as of May 1, 2007, among the Depositor, GSMC and PHH, as seller and servicer.

99.22	Assignment, Assumption and Recognition Agreement dated as of May 1, 2007, among the Depositor, the Trustee and PHH, as servicer and as acknowledged by the Master Servicer

99.23	Assignment, Assumption and Recognition Agreement dated as of May 1, 2007, among the Depositor, GSMC and Wells Fargo, as servicer.

99.24	Assignment, Assumption and Recognition Agreement dated as of May 1, 2007, among the Depositor, the Trustee and Wells Fargo, as servicer and as acknowledged by the Master Servicer

99.25	Assignment, Assumption and Recognition Agreement dated May 1, 2007, among GSMC, the Trustee and Wells Fargo, as servicer regarding the Bank of America loans

99.26	Assignment, Assumption and Recognition Agreement dated May 1, 2007, among the Depositor, GSMC and Wells Fargo, as servicer regarding the Bank of America loans